UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 28, 2012

Bioflamex Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53712 (Commission File Number)	Pending (I.R.S. Employer Identification No.)

Christiansvej 28, Charlottenlund Denmark (Address of principal executive offices) (zip code)

+45 52 70 85 73 (Registrant’s telephone number, including area code)

Copies to:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5-Corporate Governance and Management

Item 5.03 Amenddments to Articles of Incorporation or Bylaws:

On December 28, 2012, FINRA approved a 40:1 Reverse Stock Split with the Announcement date of 12/28/2012 and the Market effective date of 12/31/2012. The amendment to the articles of Incorporation was filed with the State of Nevada.  The stock split was approved by the Board of Directors and a Majority of the stockholders.  The stock symbol BFLX will have a “D” placed on it for 20 business days.  After 20 business days, the symbol will revert back to the original symbol.

(d) Exhibits

Exhibit Number	Description
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biofamex Corporation

Date: December 31, 2012	By:	/s/ Kristian Schiørring
Name: Kristian Schiørring
Title: President

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